                                                        REGISTRATION NO. 33-6867


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /
     Pre-Effective Amendment No.                                   /   /
                                   -----
     Post-Effective Amendment No.   28                             / X /
                                   -----
            and/or                                           ___

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /

                      Capstone International Series Trust
                 on behalf of its series, Capstone Japan Fund
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              5847 San Felipe, Suite 4100, Houston, Texas  77057
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)    (Zip Code)

     Registrant's Telephone Number, Including Area Code     (713) 260-9000
--------------------------------------------------------------------------------

                Allan S. Mostoff, Esq., Dechert Price & Rhoads
--------------------------------------------------------------------------------

            1175 I Street, N.W., 11th Floor, Washington, DC  20006
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         / X /  immediately upon filing pursuant to paragraph (b).

         /   /  on ________________ pursuant to paragraph (b).

         /   /  60 days after filing pursuant to paragraph (a)(i).

         /   /  on (date) pursuant to paragraph (a)(i).

         /   /  75 days after filing pursuant to paragraph (a)(ii).

         /   /  on ________________ pursuant to paragraph (a)(ii) of Rule 485



Total Pages ______                                    Exhibit Index Page ______

                      CAPSTONE INTERNATIONAL SERIES TRUST
                              CAPSTONE JAPAN FUND
                             CROSS REFERENCE SHEET
                                    BETWEEN
                       ITEMS OF FORM N-1A AND PROSPECTUS
                 (PART A TO REGISTRATION STATEMENT NO. 33-6867)


  Item
 Number        Form N-1A Heading                            Caption in Prospectus
 ------        -----------------                            ---------------------
    1.         Cover Page                                   Prospectus Cover Page

    2.         Synopsis                                     Prospectus Summary

    3.         Condensed Financial Information              Financial Highlights

    4.         General Description of Registrant            Investment Objective and  Policies; Risk Factors; Investment
                                                            Restrictions; Management of the Fund; General Information

    5.         Management of the Fund                       Management of the Fund

    6.         Capital Stock and Other Securities           General Information; Distributions and Taxes

    7.         Purchase of Securities Being Offered         Determination of Net Asset Value; Purchasing Shares

    8.         Redemption or Repurchase                     Redemption and Repurchase of Shares

    9.         Pending Legal Proceedings                    Inapplicable

                      CAPSTONE INTERNATIONAL SERIES TRUST
                              CAPSTONE JAPAN FUND
                             CROSS REFERENCE SHEET
                                    BETWEEN
                           ITEMS OF FORM N-1A AND THE
                      STATEMENT OF ADDITIONAL INFORMATION
                 (PART B TO REGISTRATION STATEMENT NO. 33-6867)


  Item                                                      Caption in Statement of
 Number        Form N-1A Heading                            Additional Information
 ------        -----------------                            -----------------------
   10.         Cover Page                                   Cover Page

   11.         Table of Contents                            Table of Contents

   12.         General Information and History              General Information

   13.         Investment Objectives and Policies           Investment Practices and Restrictions

   14.         Management of the Fund                       Trustees and Executive Officers

   15.         Control Persons and Principal                Control Persons and Principal Holders of
               Holders of Securities                        Securities

   16.         Investment Advisory and Other                Investment Advisory Agreement;
               Services                                     Administration Agreement; Expenses; Other Information

   17.         Brokerage Allocation                         Portfolio Transactions and Brokerage

   18.         Capital Stock and Other Securities           Inapplicable


   19.         Purchase, Redemption and Pricing of          Determination of Net Asset Value; How to Buy
               Securities Being Offered                     and Redeem Shares

   20.         Tax Status                                   Taxes

   21.         Underwriter                                  Distributor

   22.         Calculation of Performance Data              Performance Information

   23.         Financial Statements                         Financial Statements

                              CAPSTONE JAPAN FUND
                      (FORMERLY CAPSTONE NIKKO JAPAN FUND)


                                   A FUND OF
                      CAPSTONE INTERNATIONAL SERIES TRUST

                          5847 San Felipe, Suite 4100
                               Houston, TX  77057
                                 1-800-262-6631




                                 MARCH 2, 1998



                                   PROSPECTUS




         The investment objective of Capstone Japan Fund ("the Fund") is to seek long-term capital appreciation and current income. The Fund will pursue this objective by investing primarily in securities listed on the Tokyo Stock Exchange and in securities of issuers a substantial portion of whose business activities, profits and/or earnings are in, or derived from, Japan.


         This Prospectus sets forth certain information about Capstone International Series Trust and the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.


         A STATEMENT OF ADDITIONAL INFORMATION about the Fund dated March 2, 1998 has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.






 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                  EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSIONER NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
              OR ANY STATE SECURITIES COMMISSIONER PASSED UPON THE
                 ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              CAPSTONE JAPAN FUND



Investment Adviser:                  Administrator:
  FCA Corp                             Capstone Asset Management Company
  5847 San Felipe, #850                5847 San Felipe, Suite 4100
  Houston, Texas  77057                Houston, Texas  77057


Distributor:                         Transfer and Dividend Paying Agent:
  Capstone Asset Planning Company      FPS Services, Inc.
  5847 San Felipe, Suite 4100          P.O. Box 61503
  Houston, Texas  77057                3200 Horizon Drive
  1-800-262-6631                       King of Prussia, Pennsylvania  19406-0903


                               TABLE OF CONTENTS




                                                                                         PAGE
                                                                                         ----
 Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
 Fund Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
 Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
 Investment Objective and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
 Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
 Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
 Performance Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
 Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
 Purchasing Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
 Distributions and Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
 Redemption and Repurchase of Shares  . . . . . . . . . . . . . . . . . . . . . . . . .   18
 Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
 Stockholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
 General Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22



         No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                              CAPSTONE JAPAN FUND

                               PROSPECTUS SUMMARY


Type of Company . . . . . . . .     The Fund, which commenced operations on
                                    July 10, 1989, is a series of an open-end diversified management investment company.
                                    (see page 22)


Investment Objective  . . . . .     The objective of the Fund is to seek
                                    long-term capital appreciation and current income. (see page 8)

Investment Policies . . . . . .     The Fund will seek to achieve this
                                    objective by investing primarily in
                                    securities listed on the Tokyo Stock
                                    Exchange and in securities of issuers a
                                    substantial portion of whose business
                                    activities, profits and/or earnings are in, or derived from, Japan. The Fund may also invest in debt securities and American
                                    Depository Receipts, and may engage in
                                    certain hedging transactions.  (see page 8)


Investment Risk . . . . . . . .     Investments in Japanese securities involve
                                    certain risks not associated with U.S.
                                    investments.  These include currency
                                    exchange rate fluctuations, non-negotiable brokerage commissions, differences in securities regulation, less liquidity and less publicly available information about
                                    Japanese securities.  (see page 10).


Investment Adviser  . . . . . .     FCA Corp (the "Adviser") is the Fund's
                                    Investment Adviser. The Adviser provides investment advice and portfolio management services to the Fund. The Adviser is paid at an annual rate of 0.75% of the Fund's average net assets. (see page 12)


Administrator . . . . . . . . .     Capstone Asset Management Company is the
                                    Fund's Administrator (the "Administrator").
                                    The Administrator provides advisory and/or administrative services to the other investment companies in the Capstone Group.
                                    The Administrator is paid at an annual rate of 0.20% of the Fund's average net assets.
                                    (see page 13)

Dividends and Distributions . .     The Fund pays dividends from net investment
                                    income and distributions from long-term
                                    capital gains, if any, at least annually.
                                    (see page 17)

Distributor and Offering  . . .     Shares of the Fund are continuously offered
                                    for sale through the Price Fund's
                                    Distributor, Capstone Asset Planning
                                    Company, without a sales load, at the net asset value next determined after receipt of the order. The Fund pays certain expenses pursuant to a written distribution plan. (see page 15)

Minimum Purchase  . . . . . . .     The minimum initial investment is $200,
                                    except for continuous
                                    investment plans, and there is no minimum for subsequent purchases. (see page 15)

Redemption  . . . . . . . . . .     Shares of the Fund are redeemed at the next
                                    determined net asset value, without charge.
                                    (see page 18)

                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                       0%

Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering price)             0%

Deferred Sales Load (as a percentage of
  original purchase price or redemption of
  proceeds, as applicable)                                  0%

Redemption Fees (as a percentage of amount
  redeemed, if applicable)                                  0%

Exchange Fee                                                0%


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                             0.00%
  (Net of fees waived or reimbursed)
12b-1 Fee*                                                  0.25%
Other Expenses (after expense reimbursement)                4.30%
Total Fund Operating Expenses                               4.55%



                                    EXAMPLE


                                                              1 year      3 years      5 years      10 years
                                                              ------      -------      -------      --------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:                     $46         $137          $230         $465



--------------
* Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD (see "Distributor").

         The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information disclosed in the table for "Other Expenses" is based on expenses actually incurred by the Fund during the fiscal year ended October 31, 1997. In light of the Fund's objective of investing primarily in Japanese securities, the operating expenses of the Fund are expected to be higher than those of investment companies investing in domestic securities (see "Risk Factors"). The management fee information contained in the table reflects deductions for expense reimbursements by the Fund's Adviser during the fiscal year ended October 31, 1997. Without the expense reimbursements, the management fees would have amounted to 0.45% of the Fund's average net assets, total Fund operating expenses would have been 5.46%, and expenses in the same 1, 3, 5 and 10 year periods shown in the Example would have been $54, $163, $270 and $534, respectively. See "Management of the Fund" for more complete descriptions of the fees paid to the Adviser.


THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL FUND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.

                              FINANCIAL HIGHLIGHTS


         The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Fund's financial statements which have been examined by the independent certified public accounting firms of Briggs, Bunting & Dougherty, LLP for the most recent fiscal year, and by other accountants for the periods indicated. The Fund's Annual Report contains additional performance information and is available free of charge by calling the Fund at 1-800-262-6631.



                                                                                 Year Ended October 31,
                                                  --------------------------------------------------------------------------------
                                                  1997     1996      1995     1994     1993      1992    1991(1)    1990   1989(2)
                                                  ----     ----      ----     ----     ----      ----    -------    ----   -------
PER SHARE DATA

Net asset value at beginning of year .......   $  6.76   $  6.96   $  8.03   $ 6.99   $ 4.89   $  7.46   $ 7.96   $ 10.62   $10.00
                                               -------   -------   -------   ------   ------   -------   ------   -------  -------

Income from investment operations:
  Net investment income(loss) ..............      (.28)     (.19)     (.21)    (.21)    (.20)     (.23)    (.14)     (.09)     .01
  Net realized and unrealized gain(loss)
  on investments ...........................     (1.27)      .25     (1.06)    1.25     2.30     (2.34)    (.36)    (2.38)     .61
                                               -------   -------   -------   ------   ------   -------   ------   -------  -------

    Total from investment operations .......     (1.55)      .06     (1.27)    1.04     2.10     (2.57)    (.50)    (2.47)     .62
                                               -------   -------   -------   ------   ------   -------   ------   -------  -------

Less distributions from net realized gain on
  investments ..............................        --       .06        --       --       --        --       --       .19       --
                                               -------   -------   -------   ------   ------   -------   ------   -------  -------

Net asset value at end of year .............   $  5.21   $  6.76   $  6.76   $ 8.03   $ 6.99   $  4.89   $ 7.46   $  7.96  $ 10.62
                                               =======   =======   =======   ======   ======   =======   ======   =======  =======

TOTAL RETURN(3) ............................    (22.93)%     .75%   (15.82)%  14.88%   42.94%   (34.45)%  (6.28)   (23.73)%   6.20%

RATIOS/SUPPLEMENTAL DATA

Net assets at end of year (in thousands) ...   $ 1,902   $ 2,975   $ 2,908   $3,484   $3,096   $ 2,130   $3,552   $ 7,801  $19,647

Ratios to average net assets:
  Expenses .................................      4.55%     3.30%     3.61%    3.25%    4.26%     4.38%    2.74%     1.53%  1.36%(4)
  Net investment income(loss) ..............     (3.87)%   (2.59)%   (2.93)%  (2.62)%  (3.54)%   (3.42)%  (2.01)%    (.81)%  .32%(4)

Ratios to average net assets, prior to
  reimbursement of expenses:
  Expenses .................................      5.46%     3.90%     4.21     3.85%    4.86%     4.98%    3.07%      .--      .--
    Net investment income(loss) ............     (4.78%)   (3.19)%   (3.53)%  (3.22)%  (4.14)%   (4.02)%  (2.34)%     .--      .--

Portfolio turnover rate ....................        73%       47%       27%      57%      42%      112%      24%       39%       6%

Average commission rate(5)
   (per share of security) .................   $0.0371   $0.0864


----------------
(1)  Based on average month-end shares outstanding.

(2) For the period July 10, 1989 ( commencement of operations) to October 31, 1989.

(3) Calculated without sales charge. Sales charge eliminated on August 21, 1995.

(4)  Annualized.

(5) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES


         The objective of the Fund is to seek long-term capital appreciation and current income. The Fund will pursue this objective by investing primarily in securities listed on the Tokyo Stock Exchange and in securities of issuers a substantial portion of whose business activities, profits and/or earnings were in, or derived from, Japan. The Fund may also invest in debt securities, rated BBB or better, of such issuers or that are payable in yen or are otherwise linked to the performance of the Japanese market or economy. The Fund is also authorized to invest in American Depository Receipts ("ADRs") related to these securities, in addition to buying the securities directly. Under normal circumstances, at least 65% of the Fund's assets will be invested in the foregoing securities.

         ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company and which represent the deposit with that bank or trust company of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States.
ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. (See "Risk Factors.")

         The Fund has authority to invest in U.S. securities, including money market instruments such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances and other debt securities, such as U.S. Government obligations and corporate debt instruments. For temporary defensive purposes, such investments may be made without limit, when the Adviser deems such investments to be advisable in light of economic or market conditions.



         The Fund is also authorized to engage in a number of practices designed to manage or hedge against risks, such as fluctuations in securities prices and fluctuations in currency exchange rates. These practices, which the Fund will undertake only for hedging purposes, include entering into interest-rate, index and currency futures contracts, and purchasing and writing put and call options on those contracts, on individual securities, on currencies and on stock indices (collectively, "derivatives"). The Fund may also enter into forward foreign currency contracts. The extent to which the Fund may engage in such practices will depend on the availability of the various hedging instruments which are both suitable for use by the Fund and authorized for investment by a U.S. registered investment company. In addition, the Fund's exchange-traded options transactions are subject to trading and position limits. Tax considerations also may limit the Fund's ability to engage in forward contracts and futures and options transactions.


         Interest rate and currency futures contracts create an obligation to purchase or sell specified amounts of debt securities or currency on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities or currency, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss.

         Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

         The purchase or writing of put or call options on futures contracts, individual securities or currencies would give the Fund, respectively, the right or obligation to sell or purchase the underlying futures contract, security or currency at the stated exercise price any time before the option expires. The purchase or writing of put and call options on stock indices would give the Fund, respectively, the right or obligation to receive or pay a specified amount at any time prior to expiration of the option. The value of the option varies with the aggregate price movements of the stocks reflected in the index. The Fund's risk in purchasing an option, if the price of the underlying currency, security or index moves adverse to the purchaser, is limited to the premium it pays for the option. If price movements are favorable, on the other hand, the option will increase in value and the Fund would benefit from the sale or exercise of the option. As the writer of an option, the Fund would receive a premium. The premium would be a gain to the Fund if price movements in the underlying items are favorable to the writer and would reduce the loss if price movements are unfavorable. Any call options written by the Fund are "covered", i.e., backed by securities owned by the Fund. The writing of a covered call option tends to limit the Fund's opportunity to profit from an increase in value of the underlying securities to the amount of the premium.

         The Fund may engage in options and futures transactions on exchanges and in the over-the-counter ("OTC") markets. Exchange-traded contracts generally have standardized strike prices and expiration dates and their performance is guaranteed by an exchange or clearing corporation. OTC transactions, on the other hand, are generally negotiated directly between the buyer and the seller and there is no independent guarantor. Similar types of exchange-traded and OTC contracts and options may be available in markets outside the U.S. from time to time. The Fund may invest in such non-U.S. contracts and options to the extent they are suitable for the Fund and are permissible investments for a U.S. registered investment company.

         In addition to purchasing and writing put and call options on foreign currencies, the Fund may also enter into forward foreign currency contracts as a hedge against possible variations in the exchange rates of currencies in which it conducts its activities. Forward currency contracts are two-party agreements to purchase or sell a specified currency at a specified future date and price. The Fund will not enter into or maintain a position in these contracts if their consummation would obligate the Fund to deliver an amount of foreign currency greater than the value of the Fund's assets denominated or quoted in, or its currency convertible into, that currency.

         These hedging transactions involve brokerage costs and require the Fund to make margin deposits against its performance obligations under the contracts. The Fund may also be required to segregate assets in an amount equal to the value of instruments underlying its futures contracts, call options purchased and put options written; to otherwise "cover" its futures and options positions; or to limit these transactions so that they are backed to a level of 300 percent by total Fund assets. The aggregate of initial margin deposits for futures contracts and related options and premiums paid for open futures options may not exceed 5 percent of the fair market value of the Fund's assets.

         There can be no assurance that the Fund's hedging transactions will be successful. Securities prices, interest rates and currency exchange rates may change in unanticipated manners or may move in ways which do not correlate closely to movements in the value of securities held by the Fund.
Additionally, there can be no assurance that offsetting transactions will be available at any given time to enable the Fund to close out particular futures or options contracts. If these contracts cannot be closed out, the Fund may incur losses in excess of its initial margin deposit. The bankruptcy of a broker or other person with whom the Fund has an open futures or options position may also expose the Fund to risk of losing its margin deposits or collateral. See also "Investment Practices and Restrictions" in the Statement of Additional Information.

         The Fund may from time to time lend securities from its portfolio, with a market value not exceeding 10% of its total assets at the time of the loan, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government or its instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund will receive income on both the loaned securities and the collateral, or on the investment of any cash received as collateral, and thereby increase its yield. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.


         There can be no assurance that the Fund will achieve its investment objective. The investments of the Fund are subject to market fluctuations and other risks inherent in investing in securities and, despite any attempts to hedge or manage risk, the value of the Fund's shares and the income from them may go down as well as up. The Fund's investment flexibility may be limited by restrictions on foreign investment in certain Japanese securities.


         The investment objective of the Fund is not a fundamental policy and may be changed without stockholder approval.


         The portfolio turnover rate for the fiscal years ended October 31, 1997 and 1996 was 73% and 47%, respectively.



                                  RISK FACTORS

         United States persons investing in securities of Japanese issuers should be aware of certain information about Japan and international investment which can make this type of investing different from investments in securities of United States issuers.


         The Japanese economy has experienced difficulties, although there have been positive signs due to certain economic stimulus measures taken by the Japanese government and low-interest rates.



         The Adviser believes that structural reformation is necessary in order for Japan to break out of this uncertain economy, i.e., government support for troubled banks, overall deregulation of industry and society, improving labor and productivity through corporate restructuring, and shifting of industrial priorities toward promising new fields. What we have seen lately is either realization or significant progress on all these aspects. The government has been announcing a series of deregulation measures since late 1996, including the "Big-Bang" of financial markets. For the resolution of the bad-loan problem experienced by Japanese banks, public purchase of collateral land is being implemented. Banks are also making progress in writing off significant portions of their non-performing portfolios.


         Japan's stock price level have been generally low in terms of dividend yield relative to bond yield, price to book value per share and other valuation measures. This under-valuation may be attributable to: (1) concern over economic slowdown due to the rise of the consumption tax rate and the decrease of public works; (2) the financial institutions' bad loan problem; and (3) uncertainty of deregulation and restructuring. The Adviser is cautiously optimistic that these issues will be resolved in due course.


         Various other factors involved in international investing generally may affect the Fund's performance either favorably or unfavorably. These include: fluctuations in currency exchange rates; possible imposition of, or changes in, exchange controls; costs of currency conversion; non-negotiable brokerage commissions (which may result in higher commissions); less publicly available information; different accounting standards; less liquidity and greater market volatility; difficulties of enforcing obligations in other countries; differences in the nature and quality of securities regulation; differences in taxation (which may include withholding taxes on income earned on Fund securities and transfer tax on sales proceeds); war; expropriation; political or social unrest; diplomatic developments; and natural disasters.

         The Fund's management will attempt to be alert to these factors and to act to mitigate any unfavorable consequences to the extent practicable, but there can be no assurance its efforts will be successful or that protective action will be feasible.

         The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Fund (such as custodial, currency exchange, valuation and communications costs) are higher. Because of its emphasis on Japan, the Fund should be considered as a vehicle for diversification of investments and not as a balanced investment program.


                            INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of the Fund's shares. These restrictions, which are designed to enhance the realization of the Fund's investment objective, provide, among other things, that the Fund may not:

         - As to 75% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities).

         - Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or in securities issued or guaranteed by the Japanese government or its agencies or instrumentalities provided that this restriction shall not prevent the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund would no longer be a diversified investment company as defined in the Investment Company Act of 1940.

         Additional investment restrictions of the Fund, some of which are fundamental policies that may not be changed without stockholder approval, are set forth under the caption "Investment Practices and Restrictions" in the Statement of Additional Information.


                            PERFORMANCE INFORMATION

         The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5, and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Performance figures are based on past performance and are not a guarantee of future results.


                             MANAGEMENT OF THE FUND


         Capstone Japan Fund is a series of Capstone International Series Trust, an open-end diversified management investment company, commonly called a mutual fund. The management and affairs of the Fund and the Trust are supervised by the Trust's Board of Trustees. Through the purchase of Fund shares, investors with goals similar to the investment objective of the Fund can participate in the investment performance of a diversified portfolio of investments designed to meet that objective.


ADVISER


         On August 22, 1997 the Fund's shareholders approved a new Investment Advisory Agreement between Capstone International Series Trust, on behalf of the Fund, and FCA Corp ("FCA"). This action was in response to the resignation of the Fund's previous investment adviser, Nikko Capital Management (USA), Inc. ("Nikko").

         The new agreement became effective on August 25, 1997 and will continue for two years from that date. Pursuant to the agreement, FCA manages the Fund's portfolio in accordance with the Fund's stated policies, makes investment decisions for the Fund, places orders to purchase and sell securities, employs at its own expense executive and clerical personnel for the Fund, and provides office space and services required for the transaction of business.

         FCA (the "Adviser"), a fee-based financial planning and investment counseling firm located at 5847 San Felipe #850, Houston, Texas 77057, was incorporated in 1983 and its predecessor was formed in 1975. In addition to the Fund, the Adviser acts as an investment adviser to: Capstone New Zealand Fund, an open-end management investment company; United Investors Realty Trust, an equity real estate investment trust ("REIT"); First Commonwealth Mortgage Trust, a mortgage REIT; and Ivy Realty Trust, an equity real estate investment trust, as well as providing investment advice to individual clients.

         The Investment Advisory Agreement with FCA increased the advisory fee rate from 0.40% to 0.75% of the Fund's average annual net assets. However, FCA has committed to reimburse expenses of the Fund so they will be limited to no more than 2.5% of the Fund's average annual net assets through October 31, 1998.

         The Fund is managed by Robert W. Scharar, the President of FCA Corp. In 1975 Mr. Scharar co-founded First Commonwealth Associates, the predecessor to FCA Corp, which he formed in 1983. Mr. Scharar received an AA from Polk Community College, a BSBA in Accounting from the University of Florida, an MBA and JD from Northeastern University, and a LLM in Taxation from Boston University Law School. He is a member of the Florida and Massachusetts Bars and is a member of the Florida Institute of Certified Public Accountants. He has experience as an Accounting Professor at Bentley and Nichols Colleges, and was an officer of United States Trust Company (Boston) and a tax specialist at Coopers & Lybrand. Mr. Scharar is a contributing author to the Clark Boardman Callaghan's publication, "Estate and Personal Financial Planning." His directorships include the American Association of Attorney-CPA's, First Commonwealth Mortgage Trust, United Investors Realty Trust and Southwestern Property Trust.

         During the fiscal year ended October 31, 1997, the Fund accrued investment advisory fees to Nikko equal to .34% of the average net assets of the Fund, and .12% to FCA, all of which were waived pursuant to the expense limitation discussed above (with respect to FCA) and pursuant to limits previously applicable under state law (with respect to Nikko).


ADMINISTRATOR

         Capstone Asset Management Company (the "Administrator"), a subsidiary of Capstone Financial Services, Inc., provides administrative services for the Fund and supervises the Fund's daily business affairs, including arranging for the provision of the Fund's legal services, supervising the activities of persons providing services to the Fund, and furnishing office space and equipment to the Fund. These services are subject to general review by the Trust's Board of Trustees.


         As compensation for its services, the Administrator receives from the Fund a fee, computed daily and payable monthly, at an annual rate of 0.20% of the Fund's average net assets.

         Accounting, bookkeeping and pricing services for the Fund are provided by Fifth Third Bank of Cincinnati, Ohio. Prior to September 1997, these services were provided by the Administrator, for which the Administrator received a monthly fee to reimburse the Administrator for its costs. This amount was not intended to include any profit to the Administrator and was in addition to the administrative fees described above.

         The Administrator provides administrative and/or investment advisory services to three other mutual funds: Capstone Government Income Fund, Capstone Growth Fund, Inc. and Capstone New Zealand Fund (the "Capstone Group"). The Administrator also provides investment advice to pension and profit sharing accounts, corporations and individuals.


DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust dated August 10, 1992, Capstone Asset Planning Company (the "Distributor") is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

         The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Fund shares to investors and provision of certain stockholder services including but not limited to the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

         Under the Plan, payments made to the Distributor may not exceed an amount computed at an annual rate of 0.25% of the average net assets of the Fund. Of this amount, the Distributor may reallocate amounts up to 0.25% of the Fund's average net assets to Service Organizations (which may include the Distributor). Any remaining amounts not so allocated will be retained by the Distributor for the purposes described above. The Distributor is permitted to collect the fees under the Plan on a monthly basis. Any expenditures incurred by the Distributor in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.25% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date.

         The Plan was last approved by a majority of the Fund's trustees, including a majority of the trustees who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Trustees") on May 12, 1997. The Plan was approved by the Fund's stockholders on August 10, 1992 and took effect on September 1, 1992. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, including a majority of the Plan Trustees.

         The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and stockholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such stockholders would be sought. State law may differ from Federal law and banks and other financial institutions may be required to be registered as broker-dealers to perform administrative and stockholder servicing functions.

EXPENSES


         The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser and the Administrator; taxes; legal fees; custodian and auditing fees; fees paid to outside firms providing pricing and accounting services to the Fund; and printing and other miscellaneous expenses paid by the Fund. The Fund's total operating expenses (after waivers from the Adviser and Nikko and reimbursements from the Adviser) during the fiscal year ended October 31, 1997 were 4.55% of its average net assets.



                               PURCHASING SHARES

         Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. Edward L. Jaroski is President of the Trust, and a director of the Administrator and the Distributor. Some other officers of the Trust are also officers of the Administrator and the Distributor.

         Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

         Shares of the Fund are sold at net asset value, without a sales charge and will be credited to a stockholder's account at the net asset value next computed after an order is received. The minimum initial investment is $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent purchases. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

         At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or to participate in sales programs sponsored by the Distributor. In addition, the Adviser, the Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser, the Administrator and/or the Distributor sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. Such payments are made out of their own assets, and not out of the assets of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

         Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed. Checks made payable to third parties will not be accepted.

INVESTING THROUGH AUTHORIZED DEALERS

         If any authorized dealer receives an order of at least $200, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Central time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that day. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Central time.

         After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGH THE DISTRIBUTOR


         An account may be opened by mailing a check or other negotiable bank draft (payable to Capstone Japan Fund) for $200 or more together with the completed Investment Application Form to the Fund's Transfer Agent: Capstone Japan Fund, c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903. The $200 minimum initial investment may be waived by the Distributor for plans involving continuing investments (see "Stockholder Services"). There is no minimum for subsequent investments, which may be mailed directly to the Transfer Agent. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.


TELEPHONE PURCHASE AUTHORIZATION (INVESTING BY PHONE)

         Stockholders who have completed the Telephone Purchase Authorization section of the Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is five times the net asset value of shares for which payment has been received (and for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days, the stockholder will be liable for all losses incurred as a result of the purchase.

INVESTING BY WIRE


         Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA #10-10-00695, For: FPS Services, Inc., Account #98-7037-0719; Further Credit Capstone Japan Fund. The investor's name and account number must be specified in the wire.

         Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845- 2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application should be promptly forwarded to Capstone Japan Fund, c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903.


         Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.


                            DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

         Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to the Fund's stockholders are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions. However, a stockholder may elect on the application form to receive distributions as follows:

         Option 1.        To receive income dividends treated as ordinary
                          income in cash and distributions treated as capital gains in additional Fund shares, or

         Option 2.        To receive all income dividend and capital gains
                          distributions in cash.

         The Fund pays dividends from investment company taxable income and distributions representing capital gains at least annually, usually in December. The Fund will advise each stockholder annually of the amounts of dividends from investment income and of long-term capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.

         If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then-current net asset value and your election will be converted to the purchase of additional shares.

TAXES

         The Fund intends to qualify as a regulated investment company under the Federal tax law. As such, the Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its stockholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year all of its net income and gains.


         Stockholders will be taxed on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Stockholders must treat dividends, other than capital gain dividends, as ordinary income. Dividends designated as capital gain dividends are taxable to stockholders as long-term capital gains, but the rate of tax will depend on the Fund's holding period for the assets whose sale results in the gain. Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year. The Fund will advise stockholders annually of the amount and nature of dividends paid to them.

         Investors are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund. A more detailed description of tax consequences to stockholders is contained in the Statement of Additional Information.


                      REDEMPTION AND REPURCHASE OF SHARES


         Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Japan Fund, c/o FPS Services, Inc., P.O. Box 61503, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or the shares are to be transferred, the owner's signature must be guaranteed as specified above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request. See "Determination of Net Asset Value."


         In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset Value". Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by authorized investment dealers will be made within seven days after receipt by the Transfer Agent of a written notice and/or certificate in proper order.

         The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the redeeming stockholder may incur brokerage charges on the sale of the securities.

         The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

         The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

         A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Transfer Agent may at the time of such redemption request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application form by telephoning the Transfer Agent at (800) 845-2340. Redemption proceeds will be sent to the investor on the next business day following receipt of the telephone redemption request. In order to allow the Adviser to manage the Fund more effectively, stockholders are strongly urged to initiate redemptions as early in the day as possible and to notify the Transfer Agent as least 5 days in advance of redemptions in excess of $1 million. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days from the purchase date. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. At the present time there is no fee charged for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.

         When exchanges or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.


                        DETERMINATION OF NET ASSET VALUE


         The Fund's net asset value is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which non-U.S. exchanges on which its portfolio securities are principally traded are closed for holidays or other reasons. At such times, the Fund will follow such procedures as the trustees have determined to be reasonable.


         The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.


         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each U.S. business day.

         Portfolio securities and futures contracts which are traded on a securities exchange are valued at the last sale price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security or futures contract which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security or contract. All other equity securities and futures contracts not so traded are valued at the last current bid quotation prior to the relevant securities exchange closing. Fixed income securities are valued using market quotations or pricing services. In the absence of an applicable price, securities and futures contracts will be valued at a fair value as determined in good faith by the trustees or in accordance with procedures established by the trustees.


                              STOCKHOLDER SERVICES

         Capstone Japan Fund provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

         Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

         o Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

         o       Simplified Employee Pension Plans.

         Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

         Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE

         Shares of the Fund which have been outstanding for 15 days or more may be exchanged for shares of other Capstone Funds at a price based on their respective net asset values with no sales or administrative charge. Any exchange must meet applicable minimum investment and other requirements for the Capstone Fund into which the exchange is requested. A stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged; such shares will be redeemed at the next computed net asset value.

         Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Administrator and, at the discretion of the Administrator, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Administrator will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

         An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholder may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.

         The stockholder may exercise the following exchange privilege options:

                 Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

                 Exchange by Telephone - Stockholders must complete telephone exchange on the application form filed with the Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting exchanges over the telephone.

         When exchanges or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHORIZED PAYMENT

         A stockholder may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account.

SYSTEMATIC WITHDRAWAL PLAN

         Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have made a minimum investment in the shares of the Fund of $5,000. The minimum amount which may be withdrawn pursuant to this plan is $50.

         These payments do not represent a yield or return on investment and may constitute return of initial capital. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

         The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund.


                              GENERAL INFORMATION


         Capstone International Series Trust is an open-end diversified management investment company, as defined in the Investment Company Act of 1940, as amended. It was organized in Massachusetts in 1986 as a business trust. Effective September 2, 1997, the Fund's name was changed from Capstone Nikko Japan Fund to Capstone Japan Fund.


         The Trust is authorized to issue an unlimited number of shares of beneficial interest of $0.01 par value and to divide such shares into separate series (or funds). The Fund was established as a series of the Trust on April 24, 1989. The Trust currently has one other series, Capstone New Zealand Fund, which invests in securities of New Zealand issuers. Stockholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of trustees (to the extent hereafter provided) and on other matters submitted to the vote of stockholders of the Fund. The Trust is not required to hold regular annual meetings of stockholders and will do so only when required by law. There are no cumulative voting rights. In the event additional series are established, matters submitted to stockholder vote must be approved by each series except (i) as to matters required by the Investment Company Act of 1940 to be voted on by all stockholders as a single class and (ii) as to matters determined by the trustees not to affect a particular series, which will not be submitted to vote by stockholders of that series. Stockholders may, in accordance with the Declaration of Trust, cause a meeting of stockholders to be held for the purpose of voting on the removal of trustees. Fund shares have equal dividend rights, are fully paid, non-assessable and freely transferable and have no conversion, pre-emptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares.

         Under Massachusetts law, stockholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of stockholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's property for any stockholder held personally liable for the obligations of the Trust. Thus, the risk of a stockholder's incurring financial loss on account of stockholder's liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Fund's securities are held by Fifth Third Bank of Cincinnati under a Custodian Agreement with the Fund. FPS Services, Inc. acts as both Transfer Agent and Dividend Paying Agent for the Fund.

         As of February 17, 1998, the following stockholders owned more than 5% of the Fund's outstanding shares of beneficial interest: SMC Pneumatics, Inc. (21.95%) and Smith Barney Shearson (19.26%); Charles Schwab & Company, Inc. (9.52%); and Donaldson Lufkin Jenrette Securities Corp. (8.24%).


         Stockholders should address inquiries to the Fund at its address stated on the cover page of this Prospectus.

                              CAPSTONE JAPAN FUND
                      (FORMERLY CAPSTONE NIKKO JAPAN FUND)


                                   A FUND OF
                      CAPSTONE INTERNATIONAL SERIES TRUST

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 2, 1998


         This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in
the Prospectus and should be read in conjunction with the Prospectus.   The
Statement of Additional Information and the related Prospectus are both dated March 2, 1998. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.





                               TABLE OF CONTENTS


                                                                                                          Page
                                                                                                          ----
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Investment Practices and Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Trustees and Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Administration Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Portfolio Transactions and Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
How to Buy and Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Control Persons and Principal Holders of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

GENERAL INFORMATION


         Capstone Japan Fund (the "Fund") is a series (or fund) of Capstone International Series Trust (the "Trust"). Prior to September 2, 1997, the Fund's name was Capstone Nikko Japan Fund. The Trust currently has one other series, Capstone New Zealand Fund, which invests in securities of New Zealand issuers. The Trust may create additional series in the future, but each series will be treated as a separate mutual fund. The Trust was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. It is an open end diversified management investment company under the Investment Company Act of 1940. The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Administrator"), which also provides administrative services to the Fund.



INVESTMENT PRACTICES AND RESTRICTIONS

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Trust's Board of Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.

         FOREIGN CURRENCY TRANSACTIONS. The Fund may, to a limited extent, deal in forward foreign exchange between the currencies of the United States and Japan as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange contracts are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not enter into or maintain a position in those contracts if their consummation would obligate the Fund to deliver an amount of foreign currency greater than the value of the Fund's assets denominated or quoted in, or currency convertible into, such currency.

         When the Fund enters into a position hedging transaction, its custodian bank places cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The amount of the securities placed in the separate account are adjusted to maintain the value of those securities equal to the Fund's commitment under the contract.

         Hedging against a decline in the value of a currency by means of forward currency contracts, options on currencies, currency futures contracts and options on currency futures contracts (see below and "Investment Objectives and Policies" in the Prospectus) does not eliminate fluctuations in the value of the Fund's portfolio securities or prevent losses. Such transactions also preclude the opportunity for gain if the value of the currency moves in an unanticipated manner. Moreover, it may not be possible for the Fund to hedge against a change which is generally anticipated, since appropriate transactions might not then be available.

         The cost of engaging in foreign currency transactions by the Fund varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions in foreign currency exchange usually are conducted on a principal basis, so no fees or commissions are involved.

         LOANS OF PORTFOLIO SECURITIES. The Fund has authority to lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 10% of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Adviser considers all relevant factors and circumstances including the creditworthiness of the borrower.

         FUTURES TRANSACTIONS. The Fund may enter into futures contracts on U.S. and foreign debt securities ("interest-rate futures"), on stock indices and on currencies of countries in which the Fund conducts its investment activities. Interest rate and currency futures contracts create an obligation to purchase or sell specified amounts of debt securities or currency on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities or currency, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss.

         Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

         The purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as "initial margin." This "initial margin" represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent "variation margin" payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.

         OPTIONS TRANSACTIONS. The Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the Benchmark. See "Investment Objective and Policies" in the Prospectus.

         The Fund may purchase options on exchanges and in over-the-counter markets to the extent the value of such options owned by the Fund does not exceed 5% of its net assets. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

         When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

         The Fund writes only "covered" options on securities and currencies. This means that so long as the Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write. However, the Fund may write covered put options on currencies only to the extent that cover for such options does not exceed 25% of the Fund's net assets.

         The writer of an option that wishes to terminate an obligation may in some cases be able to effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.

         INVESTMENT RESTRICTIONS. The Trust has adopted with respect to the Fund the following "fundamental" restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the Fund ("Fund shares"). Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

          1. With respect to 75% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

          2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or in securities issued or guaranteed by the Japanese government or its agencies or instrumentalities provided that this restriction shall not prevent the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund would no longer be a diversified investment company as defined in the Investment Company Act of 1940.

          3. Borrow amounts in excess of 10% of its total assets taken at cost (not including the amount borrowed) and then only for temporary or emergency purposes.

          4. Issue senior securities except as appropriate to evidence permitted borrowing (for the purpose of this restriction, forward foreign currency exchange contracts and collateral arrangements with respect to such contracts are not deemed to be senior securities).

          5. Underwrite securities issued by other persons except to the extent that the purchase of portfolio securities and their later disposition may be deemed to be underwriting.

         6. Purchase or sell real estate except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein.

         7. Purchase or sell commodities or commodity contracts (for purposes of this restriction, interest-rate, index and currency futures contracts, options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts).

         8. Make loans to other persons except that the Fund may (i) lend its portfolio securities in accordance with applicable legal requirements, (ii) enter into repurchase agreements and (iii) purchase debt obligations in accordance with its investment objective and policies.

         With respect to restriction 8, above, the Fund has no present intention of lending its portfolio securities.

         The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without stockholder approval, to the extent permitted by applicable law, regulation or regulatory policy. The Fund may not:

         a. With respect to 25% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities)1

         b. Make short sales of securities, maintain short positions or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options;

         c. Invest more than 5% of its total assets in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the Japanese government or their agencies or instrumentalities) and equity securities which are not readily marketable;

         d. Enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of the Fund's total assets;

         e. Invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the Investment Company Act of 1940 and related rules and regulatory interpretation;

         f. Purchase put or call options if, as a result thereof, the value of put and call options owned by the Fund would exceed 5% of the Fund's net assets;

         g. Purchase warrants of any issuer if, as a result more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

         h. Purchase or retain for the Fund the securities of any issuer if those officers and trustees of the Trust, or directors and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

         i. Purchase from or sell to any of the officers and trustees of the Trust, its investment adviser, its principal underwriter or the officers and directors of its investment adviser or principal underwriter, portfolio securities of the Fund;

         j. Invest in oil, gas or other mineral exploration or development companies (although it may purchase securities of issuers which own, sponsor or invest in such interests);

         k. Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a value at the time of the pledge of not more than 15% of the Fund's total assets taken at cost. (For purposes of this restriction, collateral arrangements with respect to permitted options and futures transaction and forward foreign exchange contracts are not deemed to involve a pledge of assets.);

         l. Purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable including securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or enter into repurchase agreements which are not terminable within seven days if such purchase or entering into a repurchase agreement would cause more than 10% of the value of the total assets of the Fund to be invested in such securities and such repurchase agreements, except that the Fund may not invest more than 5% of the value of the total assets in repurchase agreements which are not terminable within seven days.


         The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 73% for the fiscal year ended October 31, 1997.


----------------

1 With respect to the remaining 75% of the value of the Fund's total assets, this limitation is fundamental and therefore cannot be changed without the approval of a majority of the Fund shares. See restriction number 1, supra.


PERFORMANCE INFORMATION

         The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

                 P (1 + T)n= ERV

where      P     =   a hypothetical initial payment of $1,000,
           T     =   the average annual total return,
           n     =   the number of years, and
           ERV   =   the ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the period.


         For the one year period ended October 31, 1997, the Fund's average annual total return was (22.93)%. For the five year period ended October 31, 1997 and the period July 10, 1989 (commencement of operations) to October 31, 1997, the Fund's average annual total return was 1.43% and (7.27)%, respectively.

         Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the one year and five year periods ended October 31, 1997 and the period July 10, 1989 to October 31, 1997 the Fund's total return was (22.93)%, 7.34%, and (46.58)%, respectively.


         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Morgan Stanley Capital International Index; (ii) the Tokyo Stock Exchange; (iii) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (iv) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (v) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (vi) a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

TRUSTEES AND EXECUTIVE OFFICERS

         The trustees and executive officers of the Trust are listed below. Certain persons named as trustees also serve in similar capacities for other mutual funds sponsored by the Distributor as indicated below.


         *       EDWARD L. JAROSKI (51), Trustee and President of the Trust.
                     5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board and Director of the Administrator since 1992; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. since 1987; Director and officer of other Capstone Funds.

                 JAMES F. LEARY (67), Director.  c/o Search Capital Group,
                     Inc., 600 N. Pearl Street, Suite 2500,
                     Dallas, Texas  75201.  President of Sunwestern
                     Management, Inc. (since June 1982) and President of SIF Management (since January 1992), venture capital limited partnership concerns; General Partner of Sunwestern Advisors, L.P., Sunwestern Associates, Sunwestern Associates II, Sunwestern Partners, L.P. and Sunwestern Ventures, Ltd. (venture capital limited partnership entities affiliated with Sunwestern Management, Inc. and SIF Management, Inc.). Director of: other Capstone Funds; Anthem Financial, Inc. (financial services); Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc. (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc. (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search Capital Group, Inc. (financial services).

                 JOHN R. PARKER (51), Director.  541 Shaw Hill, Stowe, Vermont
                     05672. Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991- 1995); and registered representative of Rickel & Associates (1988-1991).

                 BERNARD J. VAUGHAN (69), Trustee.  113 Bryn Mawr Avenue, Bala
                     Cynwyd, Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

                 ROBERT W. SCHARAR (49), President of the Fund.  5847 San
                      Felipe, Suite 850, Houston, Texas 77057. President and Director of FCA Corp since 1983.




----------------
 * Trustee who is an interested person as defined in the Investment Company Act of 1940.

                 IRIS R. CLAY (45), Secretary.  5847 San Felipe, Suite 4100,
                     Houston, Texas 77057. Secretary (since February 1996), Assistant Vice President (1994-1996) and Assistant Secretary (1990-1994) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds.

                 LINDA G. GIUFFRE (36), Treasurer.  5847 San Felipe, Suite
                     4100, Houston, Texas 77057. Vice President and Treasurer (since February 1996) of Capstone Financial Services, Inc. Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995-1996) of Capstone Asset Planning Company; Officer of other Capstone Funds.



         The trustees and officers of the Trust as a group own less than one percent of the outstanding Fund shares. The independent trustees also received compensation for serving as directors of other investment companies sponsored by the Administrator.


         Each trustee not affiliated with the Adviser or Administrator is entitled to $250 for each Board meeting attended, and is paid a $1,000 annual retainer by the Trust. The trustees and officers of the Trust are also reimbursed for expenses incurred in attending meetings of the Board of Trustees. For the fiscal year ended October 31, 1997, the Fund paid or accrued for the account of the trustees and officers, as a group for services and expenses in all capacities, a total of $6,223.

         The following table represents the fees paid during the 1997 calendar year to the trustees of the Trust and the total compensation each trustee received during that period from the Capstone Funds complex.


                               COMPENSATION TABLE


                                                                                                     Total
                                                                                                  Compensation
                                                                                                      From
                                       Aggregate            Pension or                             Registrant
                                      Compensation          Retirement     Estimated Annual         and Fund
      Name of Person,                     From           Benefits Accrued   Benefits Upon         Complex Paid
          Position                     Registrant*       As Part of Fund      Retirement           to Trustees
   ---------------------            ----------------    -----------------   ---------------      ----------------
Eugene W. Potter, Jr.1, Trustee         $  1,000               $0                  $0              $ 2,000(2)
James F. Leary, Trustee                      250                0                   0                5,750(2),(3)
John R. Parker, Trustee                      125                0                   0                5,750(2),(3)
Bernard J. Vaughan, Trustee                1,875                0                   0                9,750(2),(3)


--------------

* Fund does not pay deferred compensation.

1  Deceased

2  Trustee of Capstone International Series Trust. - Capstone New Zealand Fund

3  Director of Capstone Fixed Income Series, Inc. and Capstone Growth Fund,
   Inc.

INVESTMENT ADVISORY AGREEMENT


         On August 22, 1997 the Fund's shareholders approved a new Investment Advisory Agreement between Capstone International Series Trust, on behalf of the Fund, and FCA Corp ("FCA"). This action was in response to the resignation of the Fund's previous investment adviser, Nikko Capital Management (USA), Inc. ("Nikko"). The new agreement became effective on August 25, 1997.

         The Investment Advisory Agreement with FCA differs from the agreement with Nikko in the following substantive ways. The advisory fee rate was increased from 0.40% to 0.75% of the Fund's average annual net assets.
However, concurrent with the date of its investment advisory agreement with the Fund, FCA has committed to reimburse expenses of the Fund so they will be limited to no more than 2.5% of the Fund's average annual net assets through October 31, 1998. Pursuant to its agreement with the Fund, Nikko agreed to reduce its fees (and reimburse the Fund if necessary) if the ordinary business expenses of the Fund exceeded any expense limitation applicable to the Fund pursuant to the laws or regulations of any state. Such reimbursements were shared by Nikko and the Administrator ratably in proportion to the fees received by them from the Fund. Due to Federal legislation enacted in 1996, such state expense limitations are no longer applicable to the Fund. However, Nikko continued to honor the expense limitation contained in its agreement with Fund.

         The new Investment Advisory Agreement also clarifies that the Fund will bear travel expenses of persons affiliated with FCA and the Fund's administrator, Capstone Asset Management Company, related to attendance at meetings of the Board of Trustees and its committees. Finally, in addition to a new date and term, the new Investment Advisory Agreement provides that FCA will give the Fund 90 days (rather than the previous 60 days) notice of termination of the agreement.

         Pursuant to the investment advisory agreement, FCA (the "Adviser") manages the investment of the Fund's assets and places orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives and policies.

         The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's obligations or duties under the Advisory Agreement.

         The Advisory Agreement will be in effect until August 25, 1997 and thereafter may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Fund shares and (b) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 90 days' written notice.

         During the fiscal year ended October 31, 1997, the Fund accrued investment advisory fees to Nikko in the amount of $8,975 and $3,064 to FCA, all of which were waived pursuant to legal and voluntary expense limitations.

ADMINISTRATION AGREEMENT


         Under an agreement ("Administration Agreement") between the Trust and Capstone Asset Management Company (the "Administrator"), the Administrator supervises all aspects of the Fund's operations other than the management of its investments. As part of these services, it oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Administrator. For the Administrator's services, the Fund will pay to the Administrator a fee, calculated daily and payable quarterly, equal to an annual rate of 0.20% of the Fund's average net assets. For the fiscal year ended October 31, 1997 the Fund paid administrative fees in the amount of $29,304.

         Under the Administration Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of printing reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan (see "Distributor") and all other ordinary expenses not specifically borne by the Administrator.



DISTRIBUTOR


         Capstone Asset Planning Company (the "Distributor"), acts as the principal underwriter of the Fund shares pursuant to an agreement with the Trust (the "Distribution Agreement"). The Distributor has the exclusive right to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Effective August 21, 1995, the front end sales load applicable to sales of the Fund's shares was eliminated. Prior to August 21, 1995, sales of Fund shares were subject to a sales charge equal to a percentage of the net asset value of the shares to be purchased. The sales charge was paid to the Distributor, who reallowed a portion of the sales charge to broker-dealers who had an agreement with the Distributor to participate in the offering of Fund shares. For the fiscal year ended October 31, 1995, the Distributor received $2,840 from the sale of Fund shares.


         The Distribution Agreement is renewable from year to year if approved
(a) by the Fund's Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

         The Fund adopted, effective September 1, 1992, a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by

Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Trustees, and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees"), and by the Fund's stockholders at a Special Meeting of Stockholders held August 10, 1992.


         As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Fund paid $6,630 in 12b-1 fees during the fiscal year ended October 31, 1997. Of this amount, approximately $725 was paid to outside Service Organizations and the balance was retained by the Distributor as reimbursement of distribution-related expenses including, but not limited to: compensation of Capstone employees who engage in or support the marketing and servicing efforts on behalf of the Fund (approximately $50,084); printing of advertising materials, prospectuses and financial reports distributed to prospective investors (approximately $6,205); postage and mailing expenses (approximately $4,106); and other miscellaneous costs and expenses incurred in the operation of the Plan (approximately $9,742).


         The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested trustees for the Fund is committed to the discretion of the trustees who are not "interested persons" as defined under the 1940 Act.

         Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.


         The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the trustees, including a majority of the Plan Trustees. Continuance of the Plan was last approved by a majority of trustees and Plan Trustees on May 12, 1997. In compliance with the Rule, the trustees, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.



PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. Subject to the Fund's overall brokerage policies, the Adviser may effect securities transactions through Capstone Asset Planning Company, TradeStar Investments, Inc. and Williams MacKay Jordan & Co., Inc., broker-dealer affiliates of the Administrator, and with The Nikko Securities Company International, Inc., an affiliate of Nikko, the Fund's former investment adviser.


         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

         Pursuant to provisions of the Advisory Agreement, the Trust's Board of Trustees has authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for brokerage and research services which provide lawful and appropriate assistance to the Adviser in carrying out its investment- decision making responsibilities. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and Federal laws and regulations, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.

         The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

         The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


         Fixed commissions are charged on the securities exchanges in Japan. Such fixed commissions are generally higher than negotiated commissions on comparable United States transactions. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal year ended October 31, 1997 totalled $8,932 (0.34% of the average net assets of the Fund), none of which was paid to affiliated broker-dealers. There were no securities transactions effected through brokers who furnished the Fund with statistical, research and advisory information. The Fund also executed trades in the amount of $9,404,974 in which a "mark up" (the dealer's profit) was included in the price of the securities.

         During the fiscal years ended October 31, 1996 and 1995, the Fund paid $4,084 and $17,273, respectively, in brokerage commissions on portfolio trades, all of which was paid to The Nikko Securities Co. International, Inc.



DETERMINATION OF NET ASSET VALUE


         The Fund's net asset value is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which non-U.S. exchanges on which its portfolio securities are principally traded are closed for holidays or other reasons. At such times, the Fund will follow such procedures as the trustees have determined to be reasonable.


         The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.


         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each U.S. business day.

         Portfolio securities and futures contracts which are traded on a securities exchange are valued at the last sale price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security or futures contract which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security or contract. All other equity securities and futures contracts not so traded are valued at the last current bid quotation prior to the relevant securities exchange closing. Fixed income securities are valued using market quotations or pricing services. In the absence of an applicable price, securities and futures contracts will be valued at a fair value as determined in good faith by the trustees or in accordance with procedures established by the trustees.


HOW TO BUY AND REDEEM SHARES

         Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Fund's public offering price.

         After an order is received by the Distributor, shares will be credited to a stockholder's account at the net asset value next computed after an order is received. See "Determination of Net Asset Value". Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

         Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Japan Fund, c/o FPS Services, Inc., P.O. Box 61503, King of Prussia, Pennsylvania 19406- 0903. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.


TAXES

         The following summary describes some of the more significant U.S. Federal income tax consequences applicable to investors in the Fund based on existing Federal tax law. New tax laws may be enacted which may affect the tax consequences of an investment in the Fund. The following discussion is necessarily general, and prospective investors are urged to consult their own tax advisers with respect to the particular tax consequences to the investor of an investment in the Fund.

         The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and losses and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

         As a regulated investment company, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code), and (3) all ordinary income and capital gains from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


         The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         If the Fund retains net capital gains for reinvestment, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in the Fund shares.

         DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by the Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.


         Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

         All distributions are taxable to the stockholder whether reinvested in additional shares of the Fund or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         HEDGING AND OTHER TRANSACTIONS. Certain options, futures contracts and forward foreign currency contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts.

         FOREIGN CURRENCY GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

         DISPOSITION OF SHARES. Upon a taxable disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder may realize a taxable gain or loss, depending upon his basis in his shares. That gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder's hands, and generally will be long- term or short-term depending upon the stockholder's holding period for the shares. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to such shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Capstone Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge for the new shares.

         Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of Fund shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

         FOREIGN TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under the current income tax treaty between the United States and Japan, the withholding tax imposed by Japan on dividends from Japanese sources is generally 15% (although a 10% rate may be applicable in some circumstances) and the withholding tax on interest from Japanese sources is generally 10%. Japan also imposes a tax on the transfer of securities. It is impossible to determine in advance the amount of foreign taxes that will be imposed on the Fund.

         If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the stockholder's portion of the foreign taxes paid to foreign countries and (b) the portion of the dividend which represents income derived from sources outside the U.S.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends received from the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

         FOREIGN STOCKHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign stockholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         FOREIGN STOCKHOLDERS - INCOME NOT EFFECTIVELY CONNECTED. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the stockholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign stockholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its stockholders, but foreign stockholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

         Capital gains realized directly by foreign stockholders upon the sale of Fund shares and distributions of net capital gains, as well as amounts retained by the Fund which are designated as undistributed capital gains, generally will not be subject to U.S. Federal income tax unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign stockholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund shares unless the stockholder furnishes the Fund with certifications regarding the stockholder's foreign status. See "Backup Withholding."

         FOREIGN STOCKHOLDERS - INCOME EFFECTIVELY CONNECTED. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign stockholders may also be subject to the branch profits tax.

         FOREIGN STOCKHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

         OTHER TAXATION. Distributions and redemption proceeds with respect to the Fund also may be subject to additional state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         The following table sets forth information concerning such persons which, to the knowledge of the Fund's Board of Trustees, owned more than five percent of the Fund's shares as of February 17, 1998:



         Name and Address                          Percent of Ownership
         ----------------                          --------------------
         SMC Pneumatics, Inc.                             21.95%
         3011 N. Franklin Rd.
         Indianapolis, IN  46226-6308

         Smith Barney Shearson                            19.26%
         333 W. 34th Street, 7th Floor
         New York, NY  10001

         Charles Schwab & Company, Inc.                    9.52%
         Special Custody Account for Benefit
           of its Customers
         101 Montgomery Street
         San Francisco, CA  94104

         Donaldson Lufkin Jenrette Securities Corp.        8.24%
         P.O. Box 2052
         Jersey City, NJ  07303-9998



OTHER INFORMATION


         CUSTODY OF ASSETS. All securities owned by the Fund and cash from the sale of securities in the Fund's investment portfolio are held by Fifth Third Bank, as custodian.

         STOCKHOLDER REPORTS. Semi-annual reports are furnished to stockholders, and annually the financial statements in such reports are audited by the Fund's independent accountants.

         INDEPENDENT ACCOUNTANTS. Briggs, Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, PA 19103-4901, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.


         LEGAL COUNSEL. Dechert Price & Rhoads, 1775 I Street, N.W., Washington, DC 20006, is legal counsel to the Fund.

                                                             CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - October 31, 1997
--------------------------------------------------------------------------------

                                                                Market        % of
                                                                Value          Net
                                                     Shares  (Note 1-A)      Assets
                                                     ------  ----------      ------
INDUSTRIAL MACHINERY (4.83%)
Makita Corp. ..................................       3,000   $  42,155       2.22%
Matsushita Refrigeration ......................       5,000      22,533       1.18
Toshiba Corp. .................................       6,000      27,189       1.43
                                                              ---------       ----
                                                                 91,877       4.83
MISCELLANEOUS ELECTRICAL PRODUCTS (6.44%)
Aritsu Corporation ............................       5,000      61,944       3.26
Fanuc, Limited ................................       1,500      60,614       3.18
                                                              ---------       ----
                                                                122,558       6.44
MISCELLANEOUS FINANCING (4.46%)
Nomura Securities Co., Limited ................       3,000      34,921       1.84
Tokio Marine & Fire ...........................       5,000      49,888       2.62
                                                              ---------       ----
                                                                 84,809       4.46
PHARMACEUTICALS (9.59%)
Badyu Pharmaceuticals Co. - ADR ...............         300      86,400       4.54
Eisai Co. Limited - ADR .......................       6,000      96,000       5.05
                                                              ---------       ----
                                                                182,400       9.59
PRECISION MACHINERY (1.98%)
Shimadzu Corp. ................................      10,000      37,582       1.98

REAL ESTATE (3.07%)
Sumitomo Realty Development ...................       8,000      58,468       3.07

SEMICONDUCTORS (2.78%)
Sumitomo Sitix Corp. ..........................       3,000      52,881       2.78

SERVICES (1.99%)
Intec .........................................       4,000      37,915       1.99

WIRE & CABLES (3.47%)
Sumitomo Electric Inc .........................       5,000      66,101       3.47

TOTAL COMMON STOCKS (Cost $2,089,985) .........               1,843,653      96.93

                                                             CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                                                            Market       % of
                                                                                             Value        Net
BONDS- 2.65%                                                            Par Value       (Note 1-A)     Assets
                                                                        ---------    -------------     ------
Merrill Lynch & Co., Variable rate, 01/31/00 (Cost $50,925) ..........    $50,000    $      50,375       2.65%
        TOTAL INVESTMENTS (Cost $2,140,910) ..........................                   1,894,028      99.58
        OTHER ASSETS, LESS LIABILITIES ...............................                       7,923       0.42
                                                                                     -------------     ------
        NET ASSETS ...................................................               $   1,901,951     100.00%
                                                                                     =============     ======


# Call options have been written by the Fund against these positions. (Note 5)





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments in securities at market value (identified cost $2,140,910) (Note 1-A) ...........                  $ 1,894,028
   Receivables:
       Investment securities sold ..............................................................   $   118,394
       Dividends ...............................................................................         4,872
       Investment adviser (Note 2) .............................................................        12,085        135,351
                                                                                                   -----------    -----------

      Total Assets .............................................................................                    2,029,379
                                                                                                                 -----------

LIABILITIES:
   Cash overdraft .............................................................................        89,693
   Covered call options written, at value (premiums received $23,060 (Notes 1 and 5) ..........        13,669
   Accrued expenses ...........................................................................        24,066
                                                                                                   -----------

      Total Liabilities .......................................................................                      127,428
                                                                                                                 -----------

NET ASSETS ....................................................................................                  $ 1,901,951
                                                                                                                 ===========
NET ASSET VALUE PRICE PER SHARE:
 ($1,901,951 divided by 365,008 shares of beneficial interest outstanding) ....................                  $      5.21
                                                                                                                 ===========
SOURCE OF NET ASSETS:
   Paid in capital ............................................................................                  $ 5,481,881
   Accumulated net realized loss on investments ...............................................                   (3,342,797)
   Net unrealized depreciation on investments and foreign currencies ..........................                     (237,133)
                                                                                                                 -----------

      Total ...................................................................................                  $ 1,901,951
                                                                                                                 ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $2,359) ...........................................                $  17,947
                                                                                                                     ---------

   Expenses: (Note 2)
      Advisory fees .................................................................................   $  12,039
      Transfer agent fees ...........................................................................      35,381
      Administrative services .......................................................................      25,304
      Professional fees .............................................................................      20,020
      Custodian fees ................................................................................      12,060
      Registration and filing fees ..................................................................      11,241
      Reports and notices to stockholders ...........................................................       9,328
      Distribution fees .............................................................................       6,630
      Trustees' fees and expenses ...................................................................       6,223
      Fund accounting fees ..........................................................................       4,000
      Miscellaneous .................................................................................       2,524
                                                                                                        ---------
      Total Expenses ................................................................................                  144,750
      Less: Advisory fees waived ....................................................................      12,039
            Expenses reimbursed by Investment Adviser ...............................................      12,085       24,124
                                                                                                        ---------    ---------
            Net Expenses ............................................................................                  120,626
                                                                                                                     ---------

            Net Investment Loss .....................................................................                 (102,679)
                                                                                                                     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 4)
   Net realized loss from security transactions .....................................................    (435,466)
   Net realized gain on conversion of foreign currencies to U.S. dollars ............................      56,437
   Net realized gain from forward currency contracts ................................................      14,936
                                                                                                        ---------

      Net realized loss on investments ..............................................................                 (364,093)

   Net unrealized depreciation of investments, foreign currencies and forward currency contracts.....                 (101,501)
                                                                                                                     ---------

      Net realized and unrealized depreciation of investments .......................................                 (465,594)
                                                                                                                     ---------

            Net decrease in net assets resulting from operations ....................................                $(568,273)
                                                                                                                     =========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                                ----------------------
                                                                                   1997       1996
                                                                                   ----       ----

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss ......................................................   $  (102,679)   $   (85,184)
Net realized gain (loss) on investments ..................................      (364,093)       101,948
Net unrealized depreciation of investments, forward currency contracts and
        foreign currencies ...............................................      (101,501)       (29,017)
                                                                             -----------    -----------
Net decrease in net assets resulting from operations .....................      (568,273)       (12,253)

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ....................................................            --        (24,587)

TRUST SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting from capital share
        transactions (Note 3) ............................................      (504,622)       103,784
                                                                             -----------    -----------
          Net increase (decrease) in net assets ..........................    (1,072,895)        66,944

NET ASSETS
Beginning of year ........................................................     2,974,846      2,907,902
                                                                             -----------    -----------
End of year ..............................................................   $ 1,901,951    $ 2,974,846
                                                                             ===========    ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
                 NOTES TO FINANCIAL STATEMENTS-October 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

        Capstone Japan Fund, formerly Capstone Nikko Japan Fund, (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and income using a research-oriented approach. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                             CAPSTONE JAPAN FUND

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) OPTION ACCOUNTING PRINCIPLES - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

E) FORWARD CURRENCY CONTRACTS - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, in excess of any capital loss carryovers, to relieve it from all, or substantially all, such taxes. At October 31, 1997, the Fund had capital loss carryovers of $3,342,797 of which $1,413,422 expires in 1999, $1,494,646 expires in 2000 and $434,729 expires in 2005. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

G) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

H) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period November 1, 1996 to August 24, 1997 the Fund's Investment Adviser, Nikko Capital Management (USA), Inc. ("NICAM") earned a fee calculated at an annual rate of .40% of the average net assets of the Fund. For the above period, this fee amounting to $8,975 was waived by NICAM. Upon the resignation of NICAM the Board of Trustees approved a new investment advisory agreement with FCA Corp,("FCA") the current adviser to Capstone New Zealand Fund. Under the new agreement, the advisory fee is increased to .75% of the average net assets and the new adviser has undertaken to cap the Fund's expenses at 2.5% until October 31, 1998. For the period August 25, 1997 through October 31, 1997, $3,064 in advisory fees were waived by FCA and FCA reimbursed the Fund $12,085 for excess expenses for the August 25th through October 31, 1997 period.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .20% of the Fund's average daily net assets. The Administrator was also paid a monthly fee of $2,000 representing the cost of certain accounting and bookkeeping services. Effective September 1997, Fifth Third Bank began performing the accounting, bookkeeping and pricing services for the Fund.

                                                             CAPSTONE JAPAN FUND

         Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").


         The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays to CAPCO an amount computed at an annual rate of up to .25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1997, the Fund paid $6,630 in 12b-1 fees, of which approximately 11% was paid to Service Organizations other than CAPCO.

         Certain officers and trustees of the Trust and the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS received no compensation from the Trust. During the year ended October 31, 1997, trustees of the Fund who are not "interested persons" received trustees' fees of $3,000.

Note 3 - Trust Shares

         At October 31, 1997 there were 365,008 Trust shares outstanding. Transactions in Trust shares were as follows:

                                             YEAR ENDED OCTOBER 31,
                                             ----------------------
                                           1997                  1996
                                           ----                  ----
                                    SHARES     AMOUNT      SHARES     AMOUNT
                                    ------     ------      ------     ------

Shares sold ......................  395,272  $ 2,281,972   199,045  $ 1,474,183
Shares issued to shareholders in
   reinvestment of dividends .....       --           --     3,133       22,966
                                   --------  -----------  --------  -----------
                                    395,272    2,281,972   202,178    1,497,149
Shares redeemed .................. (470,624)  (2,786,594) (191,828)  (1,393,365)
                                   --------  -----------  --------  -----------
Net increase (decrease) ..........  (75,352) $  (504,622)   10,350  $   103,784
                                   ========  ===========  ========  ===========


NOTE 4 - SECURITIES TRANSACTIONS

        Purchases and sales of securities, other than U.S. Government obligations, aggregated $1,843,806 and $2,296,539, respectively. At October 31, 1997, the cost of investments for Federal income tax purposes was $2,140,910. Accumulated net unrealized depreciation on investments was $246,882 consisting of $50,025 gross unrealized appreciation and $296,907 gross unrealized depreciation.

NOTE 5 - OPTIONS WRITTEN BY THE FUND

        A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following table sets forth the outstanding call options written by the Fund as of October 31, 1997.

                                             Premium        Market        Unrealized
 Call Options On                             Received       Value       Appreciation
 ---------------                             --------       -----       ------------
1,600 shs Honda Corp-ADR @ 70 exp Apr 1998   $14,095        $ 9,200         $4,895
1,100 shs Sony Corp-ADR @ 100 exp Apr 1998     8,965          4,469          4,496
                                             -------        -------         ------
                                             $23,060        $13,669         $9,391
                                             =======        =======         ======


                                                             CAPSTONE JAPAN FUND

        The aggregate market value at October 31, 1997 of securities subject to call options is $199,812 or approximately 10% of net assets.

        At November 1, 1996, the Fund had no option contracts outstanding. During the year ended October 31, 1997 the Fund wrote 27 option contracts for which it received premiums aggregating $23,060. These 27 option contracts were all outstanding at October 31, 1997.

NOTE 6 - CHANGE OF FUND NAME AND MODIFICATION OF INVESTMENT OBJECTIVE

        Upon approval of the new advisory agreement between the Fund and FCA Corp the Fund's name was changed to Capstone Japan Fund. FCA will maintain the Fund's investment objective and continue to seek long-term capital appreciation along with current income, but FCA will pursue this objective by investing not only in securities listed on the Tokyo Stock Exchange, but also in securities of issuers a substantial portion of whose business activities, profits and/or earnings are in, or are derived from Japan. FCA will also invest in debt securities, rated BBB or better, of such issues or that are payable in yen or are otherwise linked to the performance of the Japanese market or economy. Finally, FCA will invest in American Depository Receipts related to these securities, in addition to buying these securities directly. FCA will no longer use the computer model-based stock selection system employed by the former adviser, but will rely, instead, on a research-oriented approach to selecting securities.

NOTE 7 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

        Capstone International Series Trust held a special meeting of shareholders of the Capstone Japan Fund on December 4, 1997. On July 14, 1997, the record date for the meeting, the Fund had 453,665 shares outstanding, of which 266,397 (59% of the total) were represented at the meeting. The votes at the meeting were as follows:

Item 1: To approve a new investment advisory agreement for Capstone Japan Fund with FCA Corp, with an increased fee.


                                    Number of Shares
                                    ----------------
                Affirmative             253,917
                Against                   2,304
                Abstain                  10,176



Item 2: Election of Trustees


                                    Number of Shares
                                ------------------------
        Nominees for Trustee    Affirmative     Withheld
        --------------------    -----------     --------
        Edward L. Jaroski         264,978        1,419
        James F. Leary            264,978        1,419
        John R. Parker            264,978        1,419
        Bernard J. Vaughan        264,978        1,419


Item 3: To ratify the selection of Briggs, Bunting & Dougherty, LLP as independent public accountants of the Trust for the fiscal year ended October 31, 1997.


                                 Number of Shares
                                 ----------------
                Affirmative          162,466
                Against              103,931
                Abstain                    0

                                                             CAPSTONE JAPAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.


PER SHARE DATA                                                        YEAR ENDED OCTOBER 31,
--------------                                                        ----------------------
                                                          1997      1996      1995      1994      1993
                                                          ----      ----      ----      ----      ----


Net asset value at beginning of year ..................  $ 6.76   $ 6.76     $ 8.03    $ 6.99     $ 4.89
                                                         ------   ------     ------    ------     ------
Income from investment operations:
        Net investment loss ...........................   (0.28)   (0.19)     (0.21)    (0.21)     (0.20)
        Net realized and unrealized gain (loss)
          on investments ..............................   (1.27)    0.25      (1.06)     1.25       2.30
                                                         ------   ------     ------    ------     ------
        Total from investment operations ..............   (1.55)    0.06      (1.27)     1.04       2.10
                                                         ------   ------     ------    ------     ------

Less dividends from:
        Net investment income .........................      --     0.06         --        --         --
                                                         ------   ------     ------    ------     ------
Net asset value at end of year ........................   $5.21   $ 6.76     $ 6.76    $ 8.03     $ 6.99
                                                          =====   ======     ======    ======     ======

TOTAL RETURN (%) (1) ..................................  (22.93)    0.75     (15.82)    14.88      42.74

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in thousands) ..............  $1,902   $2,975     $2,908    $3,484     $3,096

Ratio to average net assets:
        Expenses (%) ..................................    4.55     3.30       3.61      3.25       4.26
        Net investment income (%) .....................   (3.87)   (2.59)     (2.93)    (2.62)     (3.54)

Ratio to average net assets, prior to
  reimbursements and waivers of expenses:
        Expenses (%) ..................................    5.46     3.90       4.21      3.85       4.86
        Net investment income (%) .....................   (4.78)   (3.19)     (3.53)    (3.22)     (4.14)

Portfolio turnover rate (%) ...........................      73       47         27        57         42

Average commission rate (per share of security) (2)     $0.0371  $0.0864


------------
(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Capstone Japan Fund

We have audited the accompanying statement of assets and liabilities of Capstone Japan Fund (formerly "Capstone Nikko Japan Fund"), including the portfolio of investments as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for each of the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 18, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Japan Fund at October 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the year ended October 31, 1997, in conformity with generally accepted accounting principles.

                                                Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
December 8, 1997

                      CAPSTONE INTERNATIONAL SERIES TRUST
                              CAPSTONE JAPAN FUND
                               OTHER INFORMATION
                 (PART C TO REGISTRATION STATEMENT NO. 33-6867)


Item 24.     Financial Statements and Exhibits

             Exhibits not incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated hereby by reference to a prior filing as indicated.

             (a) Financial Statements of Capstone Japan Fund (included in Parts A and B):

                              Per Share Data and Ratios for the period ended October 31, 1997 (Part A)

                              Auditor's Report (Part B)

                              Statement of Assets and Liabilities at
                              October 31, 1997 (Part B)

                              Portfolio of Investments in Securities at October 31, 1997 (Part B)

                              Statement of Operations for the year ended
                              October 31, 1997 (Part B)

                              Statement of Changes in Net Assets for the period ended October 31, 1997 (Part B)

                              Notes to Financial Statements (Part B)

             (b)     Exhibits:

                     A.       Exhibits filed pursuant to Form N-1A

                              1            Copy of Declaration of Trust as
                                           amended and restated September 29,
                                           1986; Exhibit 1 to Pre-Effective
                                           Amendment No. 1 to Registration No.
                                           33-6867.

                              1(a) Proposed form of Written Instrument of the Trustees Amending Name of the Trust; Exhibit 1(a) to
                                           Post-Effective Amendment No. 2 to
                                           Registration No. 33- 6867.

                              1(b) Amendment and Restatement to the Declaration of Trust dated September 19, 1991 to establish and designate a separate series, New Zealand Fund;
                                           Exhibit 1(b) to Post-Effective
                                           Amendment No. 9 to Registration No.
                                           33-6867.

                              2(a)         Copy of By-Laws; Exhibit 2 to
                                           Pre-Effective Amendment No. 1 to
                                           Registration No. 33-6867.

                              2(b) Copy of Amendment to By-Laws dated July 24, 1989; Exhibit 2(b) to Post-Effective Amendment No. 5 to
                                           Registration No. 33-6867.

                              3            None.

                              4(a)         Copy of Specimen Certificate of
                                           Beneficial Interest of The

                                           European Fund; Exhibit 4 to
                                           Pre-Effective Amendment No. 1 to
                                           Registration No.  33-6867.

                              4(b)         Copy of Specimen Certificate of
                                           Beneficial Interest of Nikko Japan
                                           Tilt Fund; Exhibit 4 to
                                           Post-Effective Amendment No. 5 to
                                           Registration No. 33-6867.

                              4(c) Specimen Certificate of Beneficial Interest of New Zealand Fund;
                                           Exhibit 4(d) to Post-Effective
                                           Amendment No. 9 to Registration No.
                                           33-6867.

                              5(a)         Copy of Investment Advisory
                                           Agreement between Investors
                                           International Series Trust, on
                                           behalf of The European Fund, and CCF
                                           International Finance Corp.  dated
                                           September 29, 1986; Exhibit 5 to
                                           Pre-Effective Amendment No. 1 to
                                           Registration No. 33-6867.

                              5(b)         Copy of Investment Advisory
                                           Agreement between Investors
                                           International Series Trust, on
                                           behalf of The European Fund, and CCF
                                           International Finance Corp.  dated
                                           June 10, 1987; Exhibit 5(b) to
                                           Post-Effective Amendment No. 1 to
                                           Registration No. 33-6867.

                              5(c)         Copy of Investment Advisory
                                           Agreement between Capstone
                                           International Series Trust, on
                                           behalf of Nikko Japan Tilt Fund, and
                                           NIKKO Capital Management (U.S.A),
                                           Inc. dated April 24, 1989; Exhibit
                                           5(c) to Post-Effective Amendment No.
                                           3 to Registration No. 33-6867.

                              5(d) Proposed form of Investment Advisory Agreement between Capstone
                                           International Series Trust, on
                                           behalf of New Zealand Fund, and FCA
                                           Corp; Exhibit 5(e) to Post-Effective
                                           Amendment No. 9 to Registration No.
                                           33-6867.

                              *5(e)        Copy of Investment Advisory
                                           Agreement between Capstone
                                           International Series Trust, on
                                           behalf of Capstone Japan Fund, and
                                           FCA Corp.

                              6(a)         Copy of General Distribution
                                           Agreement between Investors
                                           International Series Trust, on
                                           behalf of The European Fund, and
                                           Tenneco Asset Planning Company dated
                                           September 29, 1986; Exhibit 6 to
                                           Pre-Effective Amendment No. 1 to
                                           Registration No. 33-6867.



--------------
*  Filed herewith

                              6(b)         Copy of General Distribution
                                           Agreement between Investors
                                           International Series Trust, on
                                           behalf of The European Fund, and
                                           Capstone Asset Planning Company
                                           dated September 1, 1987; Exhibit
                                           6(b) to Post-Effective Amendment No.
                                           1 to Registration No. 33-6867.

                              6(c)         Copy of General Distribution
                                           Agreement between Capstone
                                           International Series Trust, on
                                           behalf of Nikko Japan Tilt Fund, and
                                           Capstone Asset Planning Company
                                           dated April 24, 1989; Exhibit 6 to
                                           Post-Effective Amendment No. 3 to
                                           Registration Statement No. 33-6867.

                              6(d)         Copy of General Distribution
                                           Agreement between Capstone
                                           International Series Trust, on
                                           behalf of New Zealand Fund, and
                                           Capstone Asset Planning Company;
                                           Exhibit 6(e) to Post-Effective
                                           Amendment No. 9 to Registration No.
                                           33-6867.

                              6(e)         Proposed form of General
                                           Distribution Agreement between
                                           Capstone International Series Trust,
                                           on behalf of New Zealand Fund, and
                                           Capstone Asset Planning Company;
                                           Exhibit 6(e) to Post-Effective
                                           Amendment No. 18 to Registration No.
                                           33-6867.

                              6(f)         Copy of General Distribution
                                           Agreement dated July 31, 1992
                                           between Capstone International
                                           Series Trust, on behalf of Capstone
                                           European Fund, and Capstone Asset
                                           Planning Company; Exhibit 6(f) to
                                           Post-Effective Amendment No. 17 to
                                           Registration No. 33-6867.

                              6(g)         Copy of General Distribution
                                           Agreement dated August 10, 1992
                                           between Capstone International
                                           Series Trust, on behalf of Capstone
                                           Nikko Japan Fund, and Capstone Asset
                                           Planning Company; Exhibit 6(g) to
                                           Post-Effective Amendment No.  18 to
                                           Registration Statement No. 33-6867.

                              7            None.

                              8(a) Copy of Custodian Agreement between Investors International Series
                                           Trust, on behalf of The European
                                           Fund, and Credit Commercial de
                                           France dated September 29, 1986;
                                           Exhibit 8(a) to Pre-Effective
                                           Amendment No. 1 to Registration No.
                                           33-6867.

                              8(b) Copy of Custodian Agreement between Investors International Series
                                           Trust, on behalf of The European
                                           Fund, and First Pennsylvania Bank,
                                           N.A. dated November 1, 1986; Exhibit
                                           8(b) to Pre-Effective Amendment No.
                                           1 to Registration No. 33- 6867.

                              8(c) Copy of Custodian Agreement between Capstone International Series Trust, on behalf of Nikko Japan Tilt Fund, and The Bank of Tokyo Trust Company dated July 10, 1989; Exhibit 8(c) to

                                           Post-Effective Amendment No. 5 to
                                           Registration No. 33-6867.

                              8(d) Copy of Custodian Agreement between Capstone International Series Trust, on behalf of New Zealand Fund, and Citibank, N.A.; Exhibit 8(e) to Post-Effective Amendment No. 9 to Registration No. 33-6867.

                              **8(e) Copy of Custodian Agreement between Capstone International Series Trust and Fifth Third Bank.


                              9(a)(1) Copy of Administration Agreement between Investors International
                                           Series Trust, on behalf of The
                                           European Fund, and Tenneco Asset
                                           Management Company dated September
                                           29, 1986; Exhibit 9(a) to
                                           Pre-Effective Amendment No. 1 to
                                           Registration No. 33-6867.

                              9(a)(2) Copy of Administration Agreement between Investors International
                                           Series Trust, on behalf of The
                                           European Fund, and Capstone Asset
                                           Management Company dated September
                                           1, 1987; Exhibit 9(a)(2) to
                                           Post-Effective Amendment No. 1 to
                                           Registration No. 33-6867.

                              9(a)(3) Copy of Administration Agreement between Capstone International
                                           Series Trust, on behalf of Nikko
                                           Japan Tilt Fund, and Capstone Asset
                                           Management Company dated April 24,
                                           1989; Exhibit 9(a)(3) to
                                           Post-Effective Amendment No. 3 to
                                           Registration No. 33-6867.

                              9(a)(4)      Copy form of Administration
                                           Agreement between Capstone
                                           International Series Trust, on
                                           behalf of New Zealand Fund, and
                                           Capstone Asset Management Company;
                                           Exhibit 9(a)(5) to Post-Effective
                                           Amendment No. 9 to Registration No.
                                           33-6867.

                              9(b)(1) Copy of Transfer Agency Agreement between Investor International
                                           Series Trust, on behalf of The
                                           European Fund, and Fund/Plan
                                           Services, Inc. dated November 1,
                                           1986; Exhibit 9(b) to Pre-Effective
                                           Amendment No. 1 to Registration No.
                                           33- 6867.

                              9(b)(2) Copy of Agency Agreement between Investors International Series Trust and Capstone Financial Services, Inc. dated October 2, 1987; Exhibit 9(b)(2) to ____________
                                           Post-Effective Amendment No. 1 to
                                           Registration No. 33-6867.

----------------
*  Filed herewith
** To be filed with definitive materials

                              9(b)(3)      Copy of Shareholder Services
                                           Agreement between Capstone
                                           International Series Trust and
                                           Fund/Plan Services, Inc. dated
                                           February 1, 1991; Exhibit 9(b)(3) to
                                           Post-Effective Amendment No. 7 to
                                           Registration No. 33-6867.

                              10           Opinion of Dechert Price & Rhoads;
                                           Exhibit 10 to Rule 24f-2 Notice
                                           dated December 23, 1989.

                              10(a)        Opinion of Dechert Price & Rhoads.

                              11(a) Consent of Tait, Weller & Baker, Independent Certified Public
                                           Accountants.

                              *11(b)       Powers of Attorney of Messrs. James
                                           F. Leary, John R. Parker and Bernard
                                           J.  Vaughan.

                              *11(c)       Consent of Briggs, Bunting &
                                           Dougherty, LLP, Independent
                                           Certified Public Accountants.

                              12           None.

                              13           None.

                              14           None.

                              15           Form of Service and Distribution
                                           Plan.

                              *16          Schedule for Computation of
                                           Performance Quotations.

                     B. Exhibits filed pursuant to Rule 483 of Regulation C under the Securities Act of 1933, as amended.


Item 25.     Persons Controlled by or under Common Control with Registrant

             Registrant does not control and is not under common control with any person.


Item 26.     Number of Holders of Securities

                                                     Number of Record Holders
          Title of Class                              as of February 17, 1998
          --------------                             ------------------------
          Shares of beneficial interest,
          par value $0.01                                     984


---------------
*  Filed herewith

Item 27.     Indemnification

             The Declaration of Trust of the Registrant includes the following:

                     Section 4.3.          Mandatory Indemnification.

                     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                              (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                              (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words
                                           "liability" and "expenses" shall
                                           include, without limitation,
                                           attorneys' fees, costs, judgments,
                                           amounts paid in settlement, fines,
                                           penalties and other liabilities.

                     (b) No indemnification shall be provided hereunder to a Trustee or officer:

                              (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                              (iii)        in the event of a settlement or
                                           other disposition not involving a
                                           final adjudication as provided in
                                           paragraph (b)(i) resulting in a
                                           payment by a Trustee or officer,
                                           unless there has been a
                                           determination that such Trustee or
                                           officer did not engage in willful
                                           misfeasance, bad faith, gross
                                           negligence or reckless disregard of
                                           the duties involved in the conduct
                                           of his office:

                                        (A)       By the court or other body
                                                  approving the settlement or
                                                  other disposition; or

                                        (B)       based upon a review of readily
                                                  available facts (as opposed
                                                  to a full trial-type inquiry)
                                                  by (1) vote of a majority of
                                                  the Disinterested Trustees
                                                  acting on the
                                                  matter (provided that a
                                                  majority of the Disinterested
                                                  Trustees then in office act
                                                  on the matter) or (2)
                                                  written opinion of
                                                  independent legal counsel.

                     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                              (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested
                                           Trustees acting on the matter
                                           (provided that a majority of the
                                           Disinterested Trustees act on the
                                           matter) or an independent legal
                                           counsel in a written opinion shall
                                           determine, based upon a review of
                                           readily available facts (as opposed
                                           to a full trial-type inquiry), that
                                           there is reason to believe that the
                                           recipient ultimately will be found
                                           entitled to indemnification.

                              As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             To the extent that the Declaration of Trust, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any trustee or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.


Item 28.     Business and Other Connections of Investment Adviser

             FCA Corp, the Registrant's investment adviser, serves as investment adviser to Capstone New Zealand Fund and to pension and profit sharing plans, educational institutions, charitable institutions, individuals and corporations.

             Set forth below is a list of each officer and director of the Registrant's investment adviser, indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for the past two years, for his own account or in the capacity of director, officer, partner or trustee.

                                                                                Other Substantial
                                         Position with                         Business, Profession,
     Name                              Investment Adviser                      Vocation or Employment
     ----                              ------------------                      ----------------------
Robert W. Scharar                     President and Director                 Senior Financial Planner of FCA Corp

Bill S. Murski                        Senior Vice President                  Senior Financial Planner of
                                      & Secretary                            FCA Corp

Steven A. Estrin                      Senior Vice President                  Senior Financial Planner of
                                      & Director                             FCA Corp

Rick Alphonso                         Assistant Vice President               Senior Financial Planner of
                                                                             FCA Corp

Robert P. Messer                      Chief Operating Officer                                   --
                                      & Treasurer

John T. Manaras                       Director                               Consultant

Edward P. Srsic                       Director                               Senior VP of Sarah, Inc.

Item 29.     Principal Underwriters

             (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Government Income Fund, Capstone Growth Fund, Inc. and Capstone New Zealand Fund.

       (b)
Name and Principal                    Positions and Offices                  Positions and Offices
Business Address*                        with Underwriter                         with Registrant
------------------                    ----------------------                 ------------------------
Dan E. Watson                         Chairman of the Board                                  --
                                       and Director

Edward L. Jaroski                     President and Director                 Trustee and President of the Trust

Leticia N. Jaroski                    Vice President                                         --

Iris R. Clay                          Secretary                              Secretary

Linda G. Giuffre                      Vice President and Treasurer           Treasurer

----------------
* 5847 San Felipe, Suite 4100, Houston, Texas  77057


Item 30.      Location of Accounts and Records

              Capstone Asset Management Company, the administrator to the Registrant, 5847 San Felipe, Suite 4100, Houston, TX 77057, Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, and FPS Services, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903 maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.


Item 31.      Management Services

              Not applicable.


Item 32.      Undertakings

              Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 2nd day of March, 1998.

                                      CAPSTONE INTERNATIONAL SERIES TRUST
                                      CAPSTONE JAPAN FUND

                                      Registrant



                                      By:
                                         -----------------------------------
                                         Edward L. Jaroski, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signatures                                        Title                                 Date
           ----------                                        -----                                 ----
------------------------------                      President and Trustee                 March 2, 1998
Edward L. Jaroski                                  (Principal Executive
                                                   Officer)


------------------------------                     Treasurer (Principal                  March 2, 1998
Linda G. Giuffre                                   Financial & Accounting
                                                   Officer)

JAMES F. LEARY*                                    Trustee                               March 2, 1998
------------------------------
James F. Leary


JOHN R. PARKER*                                    Trustee                               March 2, 1998
------------------------------
John R. Parker


BERNARD J. VAUGHAN*                                Trustee                               March 2, 1998
------------------------------
Bernard J. Vaughan



* By:
     -------------------------------------
     Edward L. Jaroski, Attorney-In-Fact

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 2nd day of March, 1998.

                                      CAPSTONE INTERNATIONAL SERIES TRUST
                                      CAPSTONE JAPAN FUND

                                      Registrant



                                      By: /s/EDWARD L. JAROSKI
                                         -------------------------------
                                          Edward L. Jaroski, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signatures                                        Title                            Date
           ----------                                        -----                            ----
/s/EDWARD L. JAROSKI                               President and Trustee                 March 2, 1998
-------------------------------------              (Principal Executive
Edward L. Jaroski                                  Officer)

/s/LINDA G. GIUFFRE                                Treasurer (Principal                  March 2, 1998
-------------------------------------              Financial & Accounting
Linda G. Giuffre                                   Officer)

JAMES F. LEARY*                                    Trustee                               March 2, 1998
-------------------------------------
James F. Leary


JOHN R. PARKER*                                    Trustee                               March 2, 1998
-------------------------------------
John R. Parker


BERNARD J. VAUGHAN*                                Trustee                               March 2, 1998
-------------------------------------
Bernard J. Vaughan



* By: /s/EDWARD L. JAROSKI
     ----------------------------------------
      Edward L. Jaroski, Attorney-In-Fact

                               INDEX TO EXHIBITS

  Exhibit
  Number                                       Description of Exhibits
  ------                                       -----------------------
    5(e)                  Investment Advisory Agreement between Capstone International
                          Series Trust, on behalf of Capstone Japan Fund, and FCA Corp

  **8(e)                  Custodian Agreement between Capstone International Series Trust and Fifth Third Bank

   11(b)                  Powers of Attorney for Messrs. James F. Leary, John R. Parker
                          and Bernard J. Vaughan

   11(c) Consent of Briggs, Bunting & Dougherty, LLP, independent certified public accountants

   16                     Schedule of Computation of Performance Quotations

-----------------
** To be filed with definitive materials